Exhibit 10.2(b)
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 1

As of January 27, 2026

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement dated as of November 24, 2014, as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 1 (“Letter Agreement No. 1”) cancels and replaces the amended and restated Letter Agreement No. 1 entered into between the Buyer and the Seller on January 11, 2024.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 1 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 1.

Both parties agree that this Letter Agreement No. 1 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 1 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 1 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 1 shall govern.

CT1404840 LA 1 [***]	LA 1 - 1
PRIVILEGED AND CONFIDENTIAL

1    CREDIT MEMORANDA

1.1    Backlog A330-900 Aircraft

1.1.1    In respect of each Backlog A330-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer the following [***]

(i)    [***],

(ii)    [***],

(iii)    [***],

(iv)    [***],

(v)    [***],

(vi)    [***],

(vii)    [***],

(viii)    [***], and

(ix)    [***].

[***]

[***]

1.1.2    The A330-900 Aircraft [***]

1.1.3    The A330-900 Aircraft [***]

1.1.4    [***]
[***]
[***]

1.1.5    [***]

1.1.6    [***]

1.1.7    [***]

CT1404840 LA 1 [***]	LA 1 - 2
PRIVILEGED AND CONFIDENTIAL

[***]

1.1.8    [***]

1.1.9    [***]

1.1.10    [***]

[***]

(i)    [***]

(ii)    [***]

[***]

1.1.11    2018 A330-900 Aircraft [***]

In respect only of each 2018 A330-900 Aircraft that is sold by the Seller and purchased by the Buyer, [***], the Seller [***]

(i)    [***]

(ii)    [***]

(iii)    [***]

1.1.12    [***]

1.1.13    In respect of each 2018 A330-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller [***]

1.1.14    The 2018 A330-900 Aircraft [***]

1.1.15    [***]

1.1.16    Intentionally Left Blank

1.2    Backlog A350-900 Aircraft

1.2.1    In respect of each Backlog A350-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer the following [***]

(i)    [***]

(ii)    [***]

CT1404840 LA 1 [***]	LA 1 - 3
PRIVILEGED AND CONFIDENTIAL

(iii)    [***]

(iv)    [***]

(v)    [***]

(vi)    [***]

(vii)    [***]

(viii)    [***]

1.2.2    [***]

1.2.3    [***]

1.2.4    [***]

[***]

(i)    [***]

(ii)    [***]

1.2.5    [***]

1.2.6    [***]

1.2.7    [***]

[***]

[***]

[***]

1.2.8    [***]

[***]

[***]

[***]

1.2.9    [***]

CT1404840 LA 1 [***]	LA 1 - 4
PRIVILEGED AND CONFIDENTIAL

[***]
(i)    [***]

(ii)    [***]

[***]

1.2.10    [***]

In respect only of each 2020 A350-900 Aircraft that is sold by the Seller and purchased by the Buyer [***], the Seller shall [***]

[***]

[***]

[***]

1.3    Backlog A350-1000 Aircraft

1.3.1    In respect of each Backlog A350-1000 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall [***]

(i)    [***]

(ii)    [***]

(iii)    [***]

(iv)    [***]

(v)    [***]

1.3.2    The A350-1000 Aircraft [***]

1.3.3    The A350-1000 Aircraft [***]

1.4    [***]

1.4.1    [***]

1.4.2    [***]

CT1404840 LA 1 [***]	LA 1 - 5
PRIVILEGED AND CONFIDENTIAL

1.5    2025 A330-900 Aircraft

1.5.1    In respect of each 2025 A330-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall [***]

(i)    [***]

(ii)    [***]

1.5.2    The 2025 A330-900 Aircraft [***]

1.5.3    In respect of each 2025 A330-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall [***]

1.5.4    [***]

1.6    2025 A350-900 Aircraft

1.6.1    In respect of each 2025 A350-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall [***]

(i)    [***]

(ii)    [***]

1.6.2    The 2025 A350-900 Aircraft [***]

1.6.3    In respect of each 2025 A350-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall [***]

1.6.4    [***]

1.7    [***]

[***]

1.8    [***]

2    [***]

2.1    [***]

2.2    [***]

2.3    [***]

CT1404840 LA 1 [***]	LA 1 - 6
PRIVILEGED AND CONFIDENTIAL

2.4    [***]

2.5    [***]

2.6    [***]

3    ASSIGNMENT

This Letter Agreement No. 1 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4    CONFIDENTIALITY

This Letter Agreement No. 1 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

5    COUNTERPARTS

This Letter Agreement No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 1 [***]	LA 1 - 7
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Paul Domejean
Its: Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

CT1404840 LA 1 [***]
PRIVILEGED AND CONFIDENTIAL

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 2

As of January 27, 2026

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement dated as of November 24, 2014, as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 2 (“Letter Agreement No. 2”) cancels and replaces the amended and restated Letter Agreement No. 2 entered into between the Buyer and the Seller on January 11, 2024.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 2 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 2.

Both parties agree that this Letter Agreement No. 2 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 2 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 2 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 2 shall govern.

CT1404840 LA 2 [***]	LA 2 - 1
PRIVILEGED AND CONFIDENTIAL

1    [***]

Subclauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are deleted in their entirety and replaced with the following text:

“5.2.1    [***]

5.2.2    [***]
5.2.3    [***]

5.2.3.1    [***]

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]	LA 2 - 2
PRIVILEGED AND CONFIDENTIAL

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]

CT1404840 LA 2 [***]	LA 2 - 3
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]	LA 2 - 4
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]	LA 2 - 5
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

CT1404840 LA 2 [***]	LA 2 - 6
PRIVILEGED AND CONFIDENTIAL

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]

CT1404840 LA 2 [***]	LA 2 - 7
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]	LA 2 - 8
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]	LA 2 - 9
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.2.3.2    [***]

[***]

[***]

CT1404840 LA 2 [***]	LA 2 - 10
PRIVILEGED AND CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.2.3.3    [***]

[***]

[***]

CT1404840 LA 2 [***]	LA 2 - 11
PRIVILEGED AND CONFIDENTIAL

5.2.3.4    [***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

2    ASSIGNMENT

This Letter Agreement No. 2 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

3    CONFIDENTIALITY

This Letter Agreement No. 2 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

4    COUNTERPARTS

This Letter Agreement No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 2 [***]	LA 2 - 12
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Paul Domejean
Its: Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

CT1404840 LA 2 [***]	LA 2 - 13
PRIVILEGED AND CONFIDENTIAL

Appendix 1: [***]
[***]

CT1404840 LA 2 [***]	LA 2 Apx 1 - 1
PRIVILEGED AND CONFIDENTIAL

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 3

As of January 27, 2026

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement dated as of November 24, 2014, as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 3 (“Letter Agreement No. 3”) cancels and replaces Letter Agreement No. 3 entered into between the Buyer and the Seller on January 11, 2024.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 3 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 3.

Both parties agree that this Letter Agreement No. 3 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 3 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 3 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 3 shall govern.

0.    [***]

1.    [***]

CT1404840 LA 3 [***]	LA 3 - 1
PRIVILEGED AND CONFIDENTIAL

1.1    [***]

1.1.1    [***]

1.1.2    [***]

1.1.3    [***]

1.1.4    [***]

1.2    [***]

1.2.1    [***]

1.2.2    [***]

1.2.3    [***]

1.2.4    [***]

1.3    [***]

1.3.1    [***]

1.3.2    [***]

1.3.3    [***]

1.3.4    [***]

2.    [***]

2.1    [***]

2.1.1    [***]

CT1404840 LA 3 [***]	LA 3 - 2
PRIVILEGED AND CONFIDENTIAL

2.1.2    [***]

2.1.3    [***]

2.2    [***]

2.2.1    [***]

2.2.2    [***]

2.2.3    [***]

2.3    [***]

3.    [***]

3.1    [***]

3.1.1    [***]

3.1.2    [***]

3.1.3    [***]

3.2    [***]

3.2.1    [***]

3.2.2    [***]

CT1404840 LA 3 [***]	LA 3 - 3
PRIVILEGED AND CONFIDENTIAL

3.2.3    [***]

3.3    [***]

4.    [***]

5.    [***]

5.1    [***]

5.1.1    [***]

5.1.2    [***]

5.1.3    [***]

5.1.4    [***]

5.2    [***]

5.2.1    [***]

5.2.2    [***]

5.2.3    [***]

5.2.4    [***]

CT1404840 LA 3 [***]	LA 3 - 4
PRIVILEGED AND CONFIDENTIAL

5.2.5    [***]

6.    [***]

7.    [***]

7.1    [***]

7.2    [***]

7.3    [***]

7.4    [***]

7.5    [***]

8.    [***]

8.1    [***]

8.1.1    [***]

8.1.2    [***]

8.1.3    [***]

8.2    [***]

8.2.1    [***]

8.2.2    [***]

8.2.3    [***]

CT1404840 LA 3 [***]	LA 3 - 5
PRIVILEGED AND CONFIDENTIAL

8.2.4    [***]

8.2.5    [***]

8.2.5.1    [***]

8.2.5.2    [***]

8.2.5.3    [***]

8.2.5.4    [***]

8.2.5.5    [***]

8.3    [***]

8.4    [***]

9.    ASSIGNMENT

This Letter Agreement No. 3 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

10.    CONFIDENTIALITY

This Letter Agreement No. 3 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

11.    COUNTERPARTS

This Letter Agreement No. 3 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 3 [***]	LA 3 - 6
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:    /s/ Paul Domejean
Its:    Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

CT1404840 LA 3 [***]
PRIVILEGED AND CONFIDENTIAL

APPENDIX 1
EXHIBIT A-6.2
[***]

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 4

As of January 27, 2026

Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, Georgia 30354

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement dated as of November 24, 2014, as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 4 (“Letter Agreement No. 4”) cancels and replaces the amended and restated Letter Agreement No. 4 entered into between the Buyer and the Seller on December 30, 2024.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 4.

Both parties agree that this Letter Agreement No. 4 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 4 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 4 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 4 shall govern.

CT1404840 LA 4 [***]	LA 4 - 1
PRIVILEGED AND CONFIDENTIAL

1.    [***]

The Seller hereby grants to the Buyer the following flexibility rights [***]

1.1    A330-900 Flexibility

1.1.1    [***]

1.1.1.1    The Seller grants the Buyer the right to [***] certain firmly ordered A330-900 [***] subject to the following [***]:

(i)    [***]

(ii)    [***]

(iii)    [***]

(iv)    [***]

1.1.1.2    [***]

[***]

(i)    [***]

(ii)    [***]

(iii)    [***]

[***]

1.1.1.3    [***]

[***]

(i)    [***]

(ii)    [***]

[***]

1.1.1.4    [***]

1.1.1.4.1    [***]

(i)    [***]

CT1404840 LA 4 [***]	LA 4 - 2
PRIVILEGED AND CONFIDENTIAL

(ii)    [***]

[***]

(a)    [***]

(b)    [***]

(c)    [***]

1.1.1.4.2    [***]

1.1.1.4.3    [***]

1.1.2    Intentionally Left Blank

1.2    [***]

1.2.1    [***]

1.2.1.1    [***]

(i)    [***]

(ii)    [***]

(iii)    [***]

1.2.1.2    [***]

[***]

(i)    [***]

(ii)    [***]

(iii)    [***]

(iv)    [***]

1.2.1.3    [***]

[***]

CT1404840 LA 4 [***]	LA 4 - 3
PRIVILEGED AND CONFIDENTIAL

(i)    [***]

(ii)    [***]

[***]

1.2.2    [***]

1.2.2.1     [***]

(i)    [***]

(ii)    [***]

(iii)    [***]

(iv)    [***]

1.2.2.2    [***]

[***]

(i)    [***]

(ii)    [***]

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1.3.1    [***]

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2.1    Intentionally Deleted.

2.2    [***]

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3.    ASSIGNMENT

This Letter Agreement No. 4 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and

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any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4.    CONFIDENTIALITY

This Letter Agreement No. 4 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

5.    COUNTERPARTS

This Letter Agreement No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:    /s/ Paul Domejean
Its:    Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

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INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 5

As of January 27, 2026

Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, Georgia 30354

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement on November 24, 2014 (as amended, modified or supplemented from time to time the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

This amended and restated Letter Agreement No. 5 (hereinafter referred to as the “Letter Agreement”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 5 entered into between the Buyer and the Seller on December 30, 2024.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1    [***]

1.1    [***]

1.1.1    [***]

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2.1    Intentionally Left Blank

2.1.1    Intentionally Left Blank

2.1.2    Intentionally Left Blank

2.1.3    Intentionally Left Blank

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2.10.6.1 [***]

2.10.6.2 [***]

2.10.6.3 [***]

2.10.6.4 [***]

2.10.6.5 [***]

3    [***]

3.1    [***]

3.2    [***]

3.3    [***]

3.4    [***]

4    CLAUSE 2 – SPECIFICATION

Clause 2 of the Agreement is deleted in its entirety and replaced with Clause 2 attached hereto as Appendix 4.

5    [***]

5.1    [***]

5.2    [***]

5.3    [***]

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5.6    [***]

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6    ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

7    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

8    COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Paul Domejean
Its: Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

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APPENDIX 1
[***]
[***]

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APPENDIX 2
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APPENDIX 3
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APPENDIX 4
2    SPECIFICATIONS

2.1    A330-900 Aircraft Specification

2.1.1    Aircraft Specification

(i)    The A330-900 Aircraft shall be manufactured in accordance with the corresponding A330-900 Standard Specification, as may have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A-3.

The applicable standard design weights (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) of the A330-900 Aircraft are the following:

	MTOW	MLW	MZFW
A330-900 Aircraft	[***]	[***]	[***]

(ii)    Notwithstanding the provisions of Subparagraph 2.1.1(i) above, with respect to the Firmed-Up A330-900 Option Aircraft and the 2025 A330-900 Aircraft the Buyer has selected the following design weights for the Aircraft:

	MTOW	MLW	MZFW
A330-900 Aircraft	[***]	[***]	[***]

2.1.2    Propulsion Systems

The A330-900 Aircraft shall be equipped with a set of two (2) Rolls-Royce Trent 7000[***] engines (the “A330-900 Propulsion Systems”), with a nominal thrust of [***].

[***]

2.1.3    A330-900 Aircraft Milestones

2.1.3.1    Customization Milestones Chart

2.1.3.2    [***], the Seller shall provide the Buyer with a customization milestone chart (the “A330-900 Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month or Quarter, as applicable, of the A330-900neo Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

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2.1.3.3    Contractual Definition Freeze

The A330-900 Customization Milestone Chart shall include the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date.”

2.2    A350 Aircraft Specification

2.2.1    A350-900 Aircraft Specification

(i)    The A350-900 Aircraft shall be manufactured in accordance with the A350-900 Standard Specification, as may already have been modified or varied prior to the date of the Agreement by the Specification Change Notices listed in Exhibit A-4.

    The applicable standard design weights (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) of the A350-1000 Aircraft are the following:

	MTOW	MLW	MZFW
A350-900 Aircraft	[***]	[***]	[***]

(ii)    Notwithstanding the provisions of Subparagraph 2.2.1(i) above, with respect to the Firmed-Up A350-900 Option Aircraft and the 2025 A350-900 Aircraft the Buyer has selected the following design weights for the Aircraft:

	MTOW	MLW	MZFW
A350-900 Aircraft	[***]	[***]	[***]

2.2.1.1    [***]

[***]

2.2.1.2    A350XWB Family Aircraft – Comprehensive Offer

In addition to the A350-900 Standard Specification and for the purpose of offering a comprehensive view of the available standard and optional A350XWB Family Aircraft features at the current stage of the development process, the Seller has also issued an A350XWB Family Aircraft Description Document. This document includes, in addition to the basic aircraft features and functionalities set forth in the A350-900 Standard Specification under sections marked “Customization”, the options foreseen at the date

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APPENDIX 4
hereof. For the sake of clarity, it is agreed and understood that such options constitute the Seller’s customization offer. When such options call for the installation of equipment, such equipment shall be either SFE, ACS Equipment or BFE, as applicable at the time of customization of the A350-900 Aircraft.

2.2.1.3    The appendix to the A350XWB Family ADD lists the equipment that shall be ACS Equipment. Such ACS Equipment shall be supplied by manufacturers qualified by the Seller as ACS Suppliers. Those contracted at the date hereof are listed in the A350XWB Family ADD. The Buyer shall select the ACS Equipment from the A350XWB Family ADD applicable at the time of the corresponding customization, by the dates specified in the A350-900 Customization Milestone Chart. The Buyer shall confirm its selection by written notice to the Seller by the date set forth in the A350-900 Customization Milestone Chart, which will be subsequently formalized through the SCN process described in Subclause 2.3.1.

The Seller shall purchase and take title to the ACS Equipment, if applicable. The Seller shall place the purchase order for the ACS Equipment either:

(a)    at the price and associated price revision conditions jointly notified to the Seller by the Buyer and the ACS Supplier, or

(b)    at the catalogue price applicable to such ACS Equipment at the time of the order.

[***]

The format and recipient of the above notification shall be indicated to the Buyer during the customization process.

2.2.1.4    Without prejudice to Subclause 22.11 of the Agreement, in the event of any inconsistency between the terms of this Agreement and the terms contained in the A350-900 Standard Specification, the terms of this Agreement shall prevail over the terms of the A350-900 Standard Specification, to the extent of such inconsistency. For the purpose of this Subclause 2.2.1.4, the term Agreement shall not include the A350-900 Standard Specification.

2.2.2    A350-900 Aircraft Propulsion Systems

The A350-900 Airframe shall be equipped with a set of two (2) Trent-XWB84 engines (the “A350-900 Propulsion Systems”). The A350-900 Propulsion Systems designation is received from the Propulsions Systems Manufacturer and is subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment related to the designation, the amendment related to the designation shall be automatically incorporated into this Agreement and the Propulsion Systems designation shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

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2.2.3    A350-900 Aircraft Milestones

2.2.3.1    A350-900 Contractual Definition Freeze Date

The A350-900 Customization Milestone Chart defined in Subclause 2.2.3.2 hereunder and as set forth in Appendix 3 to Letter Agreement No. 5 to the Agreement shall define the date(s) by which the contractual definition of the A350-900 Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “A350-900 Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month.

2.2.3.2    A350-900 Customization Milestone Chart

The Seller has provided the Buyer with a customization milestones chart (the “A350-900 Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the A350-900 Aircraft:

•the Buyer needs to take certain decisions and actions; and

•the Buyer needs to provide certain information and documentation; and

•the Buyer needs to notify the Seller of the BFE Seats, together with the selected In-Flight Entertainment equipment (the “BFE IFE”), and associated BFE Suppliers selected by the Buyer, if applicable; such notification to be made in advance of the Initial Technical Coordination Meeting (ITCM); and

•the Buyer needs to notify the Seller of the ACS Seats, together with the selected In-Flight Entertainment equipment supplied by an ACS Supplier (the “ACS IFE”) (it being understood that any IFE to be incorporated into ACS Seats shall be exclusively ACS IFE equipment), and associated ACS Suppliers selected by the Buyer; such notification to be made in advance of the Cabin Definition Closure Meeting (CDCM); and

•the CDCM for ACS Equipment and the ITCM for BFE Seats, if applicable, shall be held at the A350XWB Customer Definition Centre in Hamburg, Germany, [***]; and

•SCNs must be executed in order to integrate into the A350-900 Aircraft Specification any items requested by the Buyer from the options set forth in the Seller’s A350XWB Family ADD applicable at the time of customization or any other items that the Buyer wishes to have installed in the A350-900 Aircraft as per Subclauses 2.2.4 and 18.

2.2.4    A350-900 Aircraft Cabin Customization

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2.2.4.1    Notwithstanding Subclause 2.2.3.2, it is the Seller’s aim to provide the Buyer with flexibility with regard to the definition of the specification of the A350-900 Aircraft cabin, while maintaining the Scheduled Delivery Month of the A350-900 Aircraft. The Buyer may hence proceed with the definition of the cabin exclusively through the selection of catalogue cabin solutions and options (“Catalogue Items”) developed by the Seller in the A350XWB Family ADD applicable at the time of customization, or may in addition thereto elect to opt for BFE Premium Class Seats, as defined in Subclause 2.2.4.2 hereunder.

2.2.4.2    Alternative BFE Premium Seats for First and Business Class

In addition to the Catalogue Items chosen in the A350XWB Family ADD as set forth in 2.2.4.1, the Buyer may submit to the Seller for consideration specific alternative BFE premium seats for first and business class (the “BFE Premium Class Seats”). Such BFE Premium Class Seats shall be subject to the provisions of Subclause 18.2 (except that if the Buyer selects the Vantage XL Seat (the “Vantage XL Seat”), supplied by Thompson, such BFE Premium Class Seats shall be deemed BFE and shall be subject to the provisions of Subclause 18.1 and not Subclause 18.2), as well as the following prerequisites:

•they shall, with the exception of the Vantage XL Seat, be manufactured exclusively by suppliers, who have signed an ACS agreement with the Seller and who are qualified by the Seller as ACS Suppliers of seats; and

•they shall be compliant with the interfaces predefined by the Seller and communicated to the above ACS Suppliers and, in the case of the Vantage XL Seat, communicated to Thompson to meet the applicable requirements as per Subclause 18.1.2; and

•any IFE equipment to be incorporated into the BFE Premium Class Seats or the qualified in-seat IFE equipment, shall be exclusively BFE items developed by a qualified ACS Supplier.

If the Buyer does not, [***]prior to the ITCM (the “BFE Supplier Data Submission Date”), supply the Seller with the BFE Supplier Data necessary to successfully pass the first seat maturity gate of the BFE Premium Class Seats (the “BFE Supplier Data”), the possibility for the Buyer to select BFE Premium Class Seats shall automatically lapse in respect of those A350-900 Aircraft that are impacted by lack of availability of the BFE Supplier Data (the “Impacted A350-900 Aircraft”) and the Buyer shall have the option of selecting Catalogue Item application. In absence of such selection, the Seller shall propose to the Buyer a seat from its catalogue of available seats that meets the Buyer’s requirements as closely as possible and the Buyer shall have five (5) Business Days to accept or reject the Seller’s proposal. If the Buyer does not respond to the Seller or if the Buyer rejects the Seller’s proposal, the Buyer shall be deemed to have opted for no premium class seats to be installed on the Impacted A350-900 Aircraft and such Aircraft shall be delivered without (i) premium class seats and (ii) any BFE IFE for which the BFE Supplier Data may have already been supplied by the Buyer to the Seller. Should the Buyer provide the BFE Supplier Data to the Seller after the BFE Supplier Data

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Submission Date, the Seller shall assess, based on its then existing industrial constraints, which A350-900 Aircraft shall be delivered to the Buyer with the selected BFE Premium Class Seat and the Seller shall notify the Buyer in writing of the results of such assessment.

It is agreed and understood that it shall be the Buyer’s sole responsibility to ensure that all studies and engineering developments shall have been performed in due time, in anticipation of providing the corresponding BFE Engineering Definition for such BFE Premium Class Seats and associated BFE IFE equipment, including the associated Declaration of Design and Performance.

2.2.5    A350-1000 Aircraft Specification

2.2.5.1    The A350-1000 Aircraft shall be manufactured in accordance with the A350-1000 Standard Specification, as may already have been modified or varied prior to the date of Amendment No. 18 to the Agreement by the Specification Change Notices listed in Exhibit A-6.

2.2.5.2    The applicable standard design weights (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) of the A350-1000 Aircraft are the following:

	MTOW	MLW	MZFW
A350-1000 Aircraft	[***]	[***]	[***]

2.2.5.3    Notwithstanding the provisions of Subparagraph 2.2.5.2 above, the Buyer has selected the following design weights for the Aircraft as set forth in Exhibit A-6:

	MTOW	MLW	MZFW
A350-1000 Aircraft	[***]	[***]	[***]

2.2.5.4    A350-1000 Propulsion Systems

The A350-1000 Airframe shall be equipped with a set of two (2) Trent-XWB97 engines (the “A350-1000 Propulsion Systems”). The A350-1000 Propulsion Systems designation is received from the Propulsions Systems Manufacturer and is subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment related to the designation, the amendment related to the designation shall be automatically incorporated into this Agreement and the Propulsion Systems designation shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

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2.2.5.5    A350-1000 Aircraft Customization Milestones

2.2.5.5.1    A350-1000 Customization Milestones Chart

[***], the Seller shall provide the Buyer with customization milestone charts (the “A350-1000 Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month or Quarter, as applicable, of the A350-1000 Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).
2.2.5.5.2    Contractual Definition Freeze

The A350-1000 Customization Milestone Chart shall include the date(s) by which the contractual definition of the A350-1000 Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “A350-1000 Contractual Definition Freeze”) in order to enable their incorporation into the manufacturing of the A350-1000 Aircraft and Delivery of the A350-1000 Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as an “A350-1000 CDF Date.”

2.3    Specification Amendment

The parties understand and agree that the A350-900 Standard Specification, the A350-1000 Standard Specification, and the A330-900 Standard Specification may be further amended following signature of this Agreement in accordance with the terms of this Subclause 2.3.

The preliminary SCN budgets set forth in Exhibit A-3 are budgetary estimates only and the A330-900 Aircraft shall be manufactured in accordance with the A330-900 Standard Specification as amended by all executed SCNs pursuant to this Clause 2.3.

2.3.1    Specification Change Notice

The Specification may be amended by written agreement between the parties substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”). Each SCN shall set forth the particular Aircraft that would be affected by the SCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

2.3.2    [***]

2.3.2.1    [***]

2.3.2.2    [***]

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2.3.3    Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Subclause 2.3.3.

2.3.3.1    Manufacturer Specification Change Notices

The Specification may be amended by the Seller through a manufacturer specification change notice (“Manufacturer Specification Change Notice” or “MSCN”), which shall be substantially in the form set out in Exhibit B-2 hereto, or by such other means as may be deemed appropriate, and shall set forth the particular Aircraft that are affected by the MSCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such MSCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.
Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, [***].

For the purposes of Subclause 2.3.3.1, the term “equipment obsolescence” refers to equipment which is no longer manufactured or available commercially.

2.3.3.2    In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

CT1404840 - LA 5 [***]	LA 5 – APX 4-8
PRIVILEGED AND CONFIDENTIAL

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 8

As of January 27, 2026

Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, Georgia 30354

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement dated as of November 24, 2014, as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 8 (“Letter Agreement No. 8”) cancels and replaces the amended and restated Letter Agreement No. 8 entered into between the Buyer and the Seller on December 30, 2024.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8.

Both parties agree that this Letter Agreement No. 8 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 shall govern.

1    WARRANTIES

1.1    Warranties and Service Life Policy

1.1.1    Standard Warranty

CT1404840 LA 8 [***]	LA 8-1
PROPRIETARY AND CONFIDENTIAL

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

1.1.2    Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)    design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)    replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]

1.1.3    [***]

[***]

1.1.4    [***]

[***]

CT1404840 LA 8 [***]	LA 8-2
PROPRIETARY AND CONFIDENTIAL

1.1.5    [***]

[***]

2    TECHNICAL PUBLICATIONS

Subclause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.”

[***]

3    [***]

3.1    [***]

3.1.1    [***]

3.1.1.1    [***]

3.1.1.2    [***]

[***]

(a)    [***]

(i)    [***], and

(ii)    [***], and,

(b)    [***].

[***]

[***]

3.1.2    [***]

CT1404840 LA 8 [***]	LA 8-3
PROPRIETARY AND CONFIDENTIAL

[***]

[***]

(A)    [***]

(B)    or by:

(i)    [***], and

(ii)    [***].

[***]

[***]

3.1.3    [***]

3.1.3.1    [***]

(i)    [***], and

(ii)    [***].

[***]

3.1.3.2    [***]

(i)    [***], and

(ii)    [***].

[***].

3.2    [***]

3.2.1    [***]

3.2.1.1    [***]

3.2.1.2    [***]

CT1404840 LA 8 [***]	LA 8-4
PROPRIETARY AND CONFIDENTIAL

[***]

(a)    [***]

(i)    [***], and

(ii)    [***], and

(b)    [***].

3.2.1.3    [***]

3.2.2    [***]

[***]

3.2.3    [***]

3.2.3.1    [***]

(i)    [***], and

(ii)    [***].

3.2.3.2    [***]

(i)    [***], and

(ii)    [***].

3.2.4    [***]

[***]

3.3    [***]

3.3.1    [***]

[***]

CT1404840 LA 8 [***]	LA 8-5
PROPRIETARY AND CONFIDENTIAL

3.3.2    [***]

3.3.2.1    [***]

3.3.2.2    [***]

3.3.3    [***]

3.3.3.1    [***]

3.3.3.1.1    [***]

3.3.3.1.2    [***]

3.3.3.2    [***]

[***]

3.3.4    [***]

3.3.4.1    [***]

(i)    [***], and

(ii)    [***].

3.3.4.2    [***]

(i)    [***], and

(ii)    [***].

3.3.5    [***]

[***]

4    [***]

4.1    [***]

4.2    [***]

5    [***]

CT1404840 LA 8 [***]	LA 8-6
PROPRIETARY AND CONFIDENTIAL

6    [***]

6.1    [***]

6.1.1    [***]

6.1.2    [***]

6.2    [***]

6.2.1    [***]

6.2.2    [***]

6.3    [***]

7    [***]

8    ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

9    CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

10    COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 8 [***]	LA 8-7
PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Paul Domejean
Its: Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

CT1404840 LA 8 [***]
PROPRIETARY AND CONFIDENTIAL

Appendix A: [***]
[***]

CT1404840 LA 8 [***]	LA 8- APX A - 1
PROPRIETARY AND CONFIDENTIAL

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LETTER AGREEMENT NO. 9

As of January 27, 2026

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement dated as of November 24, 2014, as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 9 (“Letter Agreement No. 9”) cancels and replaces Letter Agreement No. 9 entered into between the Buyer and the Seller on January 11, 2024.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 9 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 9.

Both parties agree that this Letter Agreement No. 9 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 9 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 9 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 9 shall govern.

1    DEFINITIONS AND UNDERTAKINGS

1.1    For [***] (the “Term”), the Seller shall (i) maintain, or cause to be maintained, a stock of Seller Parts (as defined below), reasonably adequate to meet the requirements of the Buyer for the Aircraft, and (ii) sell and deliver such Seller Parts (in each case, together

CT1404840 LA 9 [***]	LA 9 - 1
PRIVILEGED AND CONFIDENTIAL

with all necessary documentation and data) in accordance with the provisions of this Letter Agreement No. 9.

1.2    For the purposes of this Letter Agreement No. 9, the term “Seller Parts” means the Seller's proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

2    DELIVERY

2.1    [***]

[***]

(i)     [***]; and

(ii)     [***].

2.2    Emergency Services

During the Term, the Seller shall maintain, or cause to be maintained, [***]. Unless otherwise agreed by the Buyer in writing, the lead-times for delivery of such qualified answer to the Buyer shall not exceed:
(i)    [***];

(ii)    [***]; and

(iii)     [***].

2.3    [***]

[***]

3    PRICES

3.1    Price Condition

[***]

3.2    [***]

3.2.1    [***]

3.2.2    [***]

[***]

CT1404840 LA 9 [***]	LA 9 - 2
PRIVILEGED AND CONFIDENTIAL

3.2.3    [***]

4    [***]

4.1    [***]

4.2    [***]

5    [***]

Article 2.7 a) of Exhibit H to the Agreement is deleted in its entirety and replaced by the following:

“2.7    [***]

6    [***]

[***]

7    [***]

[***]

8    ASSIGNMENT

This Letter Agreement No. 9 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

9    CONFIDENTIALITY

This Letter Agreement No. 9 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

10    COUNTERPARTS

CT1404840 LA 9 [***]	LA 9 - 3
PRIVILEGED AND CONFIDENTIAL

This Letter Agreement No. 9 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 9 [***]	LA 9 - 4
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Paul Domejean
Its: Senior Vice President Commercial Offering & Pricing

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Kristen Bojko
Its: Vice President – Fleet

CT1404840 LA 9 [***]
PRIVILEGED AND CONFIDENTIAL